CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A (the “Registration Statement”) of our reports dated July 16, 2015, relating to the financial statements and financial highlights which appear in the May 31, 2015 Annual Reports to Shareholders of T. Rowe Price Retirement 2005 Fund, T. Rowe Price Retirement 2010 Fund, T. Rowe Price Retirement 2015 Fund, T. Rowe Price Retirement 2020 Fund, T. Rowe Price Retirement 2025 Fund, T. Rowe Price Retirement 2030 Fund, T. Rowe Price Retirement 2035 Fund, T. Rowe Price Retirement 2040 Fund, T. Rowe Price Retirement 2045 Fund, T. Rowe Price Retirement 2050 Fund, T. Rowe Price Retirement 2055 Fund, T. Rowe Price Retirement 2060 Fund, T. Rowe Price Retirement Balanced Fund (formerly known as T. Rowe Price Retirement Income Fund), T. Rowe Price Target Retirement 2005 Fund, T. Rowe Price Target Retirement 2010 Fund, T. Rowe Price Target Retirement 2015 Fund, T. Rowe Price Target Retirement 2020 Fund, T. Rowe Price Target Retirement 2025 Fund, T. Rowe Price Target Retirement 2030 Fund, T. Rowe Price Target Retirement 2035 Fund, T. Rowe Price Target Retirement 2040 Fund, T. Rowe Price Target Retirement 2045 Fund, T. Rowe Price Target Retirement 2050 Fund, and T. Rowe Price Target Retirement 2055 Fund, T. Rowe Price Target Retirement 2060 Fund (twenty-five of the portfolios comprising T. Rowe Price Retirement Funds, Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm”, and “Fund Service Providers” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Baltimore, Maryland
September 23, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the references to us under the headings “Independent Registered Public Accounting Firm” and “Fund Service Providers” in the Registration Statement on Form N-1A (the “Registration Statement”) for the T. Rowe Price Retirement I 2005 Fund—I Class, T. Rowe Price Retirement I 2010 Fund—I Class, T. Rowe Price Retirement I 2015 Fund—I Class, T. Rowe Price Retirement I 2020 Fund—I Class, T. Rowe Price Retirement I 2025 Fund—I Class, T. Rowe Price Retirement I 2030 Fund—I Class, T. Rowe Price Retirement I 2035 Fund—I Class, T. Rowe Price Retirement I 2040 Fund—I Class, T. Rowe Price Retirement I 2045 Fund—I Class, T. Rowe Price Retirement I 2050 Fund—I Class, T. Rowe Price Retirement I 2055 Fund—I Class, T. Rowe Price Retirement I 2060 Fund—I Class, and T. Rowe Price Retirement Balanced I Fund—I Class (thirteen of the portfolios comprising T. Rowe Price Retirement Funds, Inc.).

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Baltimore, Maryland

September 23, 2015